SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report Pursuant
to Section 13 or 15(d) of the
Securities Exchange Act of 1934

     Date of Report (Date of earliest event reported): March 18, 2004

RURAL CELLULAR CORPORATION

(Exact name of Registrant as Specified in its Charter)

Minnesota

(State or Other Jurisdiction of Incorporation)

0-27416	41-1693295

(Commission File Number)	(IRS Employer Identification No.)

3905 Dakota Street S.W., Alexandria, Minnesota	56308

(Address of Principal Executive Offices)	(Zip Code)

Registrant’s Telephone Number, Including Area Code	(320) 762-2000

Former Name or Former Address, if Changed Since Last Report

Item 7. Financial Statements and Exhibits
Item 9. Regulation FD Disclosure
SIGNATURES
Power Point Presentation

Item 7. Financial Statements and Exhibits

(c) Exhibits

99.1	Rural Cellular Corporation’s Power Point presentation for the March 18, 2004, 9th Annual Janco Telecommunications and Media Conference.

Item 9. Regulation FD Disclosure

Rural Cellular Corporation (“the Company”) is furnishing under Item 9 of this Current Report on Form 8-K the information included as Exhibit 99.1.

The Company presented at the 9th Annual Janco Telecommunications and Media Conference on March 18, 2004. At the meeting, the Company reviewed its 2003 financial performance, its recent Senior Secured Notes Offering, and highlighted previously disclosed 2004 expectations. The Power Point presentation for the Investors Conference is also available on the Company’s web site within the Investor Relations section at www.rccwireless.com.

Note: the information in this report (including the exhibits) is furnished pursuant to Item 9 and shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liabilities of that Section. This report will not be deemed an admission as to the materiality of any information in the report that is required to be disclosed solely by Regulation FD.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: March 18, 2004

RURAL CELLULAR CORPORATION

/s/ Richard P. Ekstrand
Richard P. Ekstrand
President and Chief Executive Officer